SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

          ------------------------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 15, 1998



                        CLARION COMMERCIAL HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)


          Maryland                     001-14167                 13-398895

(State or other jurisdiction       (Commission File          (I.R.S. Employer
      of incorporation)                 Number)           Identification Number)



                  335 Madison Avenue, New York, New York 10017
           (Address of principal executive offices including zip code)


                                 (212) 883-2500
                         (Registrant's telephone number
                              including area code)


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Item 5.  Other Events

         On June 11, 1998, Clarion Commercial Holdings, Inc.("Clarion") acquired $41.7 million of subordinated commercial backed securities (the "Securities") issued by Morgan Stanley & Co. Incorporated in a private placement pursuant to
Section 4(2) of the Securities Act of 1933, as amended. Clarion acquired the Securities at par value with cash borrowed under existing repurchase agreements with Bear, Stearns & Co., Inc. The news release announcing the acquisition of these securities, dated June 15, 1998, is incorporated by reference herein, and is attached and filed herewith as Exhibit 99.2.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed as part of this report:

                  (99.2) News release of Clarion Commercial Holdings, Inc. dated June 15, 1998.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CLARION COMMERCIAL HOLDINGS, INC.
                                            (Registrant)



Date:    June 16, 1998             By: /s/ Daniel Heflin
                                      ----------------------------------------
                                           Daniel Heflin
                                           Chief Executive Officer and President









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                                  EXHIBIT INDEX

Exhibit
Number            Description

99.2              The news release of Clarion Commercial Holdings, Inc. dated
                  June 15, 1998.